Exhibit 99.1

Worksport Ltd. ($WKSP) Shares Multiple Milestones, Strengthens Market Position as Initial Crypto (BTC and XRP) Investment Nears

Reports 117% Dealer Network Growth, Secures Initial Pre-Orders from Leading Distributors, and Advances BTC/XRP Integration

West Seneca, New York, December 13, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today provided a corporate update for December 2024. From accelerated sales, pre-orders, and expanding dealer networks, to establishing a proactive strategy in treasury management by incorporating Bitcoin (“BTC”) and Ripple (“XRP”), Worksport is excited to share the latest updates.

Driving Growth Through Strategic Initiatives

Worksport’s recent success reflects a series of strategic initiatives that have generated meaningful traction and interest. The Company’s move to proactively diversify its corporate treasury—allocating up to $5 million in Bitcoin and Ripple, capped at 10% of excess cash—reinforces Worksport’s belief in the long-term potential of digital assets as inflation-resistant stores of value. This approach, coupled with the Company’s expanding product portfolio and dealer network, has strengthened its foothold in a rapidly evolving market.

“This past week marks an inflection point for Worksport’s growth trajectory,” said Steven Rossi, Chief Executive Officer of Worksport Ltd. “Our proactive decision to integrate Bitcoin and Ripple into our treasury strategy, coupled with noteworthy sales increases, 117% growth in our dealer network, and encouraging pre-orders volumes of our upcoming AL4 from two leading U.S distributors, reflects our commitment to innovation and long-term value creation. The attention we’ve received from leading crypto custodians further validates our approach, and we’re eager to leverage their expertise to maximize returns on these digital assets by considering unique strategies like crypto staking.”

Crypto Integration and Industry Recognition

Following the Company’s announcement to adopt BTC and XRP in its corporate treasury, notable players in the cryptocurrency sector took notice. Two leading crypto custodians have approached Worksport with their services, and the Company is now evaluating these proposals to ensure secure, compliant custody of its digital asset holdings. As Worksport prepares to engage in initial BTC and XRP purchases, it is also exploring staking opportunities that could potentially enhance treasury returns. Worksport is actively working towards enabling crypto payments for purchases on its e-commerce platform, www.worksport.com.

Expanding Sales and Dealer Network

●	Sales Growth: In the wake of last week’s announcement of a 51% increase in B2C sales and a 60% rise in B2B sales, Worksport is pleased to share that its dealer network has grown by 117% since September 2024. This increase in partners, coupled with the recent boost in brand visibility, positions the Company to further capitalize on robust demand.

●	Upcoming Product Launches: The Company’s forthcoming AL4 tonneau cover has already secured pre-orders from two leading industry distributors. With the AL4’s scheduled launch approaching, Worksport expects to capture greater market share. Following the AL4, the Company will introduce its SOLIS solar tonneau cover and COR mobile power generation system later in 2025, expanding its portfolio of clean-tech innovations designed to meet the growing need for sustainable energy solutions.

Enhanced Visibility Through National Television Exposure

Worksport’s recent appearance on FOX & Friends on December 8, 2024, showcased its upcoming clean-tech products and American-made tonneau covers to a nationwide audience. This high-profile exposure has generated new peripheral opportunities for brand penetration, and even broader market engagement. The positive reception underscores the Company’s potential to convert heightened visibility into tangible growth across its business lines.

Key 2024 Press-Releases

●	December 6: Worksport Shares 51% B2C and 60% B2B Sales Growth in November
●	December 5: Worksport Adopts Changes To Corporate Treasury
●	November 22: Worksport Announces 30% Increase in Production Capacity
●	November 21: CEO Insider Purchase; Worksport Investigates Short Selling
●	October 29: 200% Growth in B2B Sales; Pre-Order Campaign Initiated For AL4
●	October 17: Nasdaq Grants Extension To Regain Compliance
●	October 17: $2MM+ Projected Savings From New Strategic Initiative
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth
●	May 8: Worksport Awarded $2.8MM Grant

Read all Worksport press releases: [Link to All Press Releases].

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the EV sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, SEC filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.